UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-07702

 Value Line Asset Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	ANNUAL REPORT
March 31, 2010
DISTRIBUTOR	EULAV Securities, Inc. 220 East 42nd Street New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272	Value Line Asset Allocation Fund, Inc.
DIRECTORS	Joyce E. Heinzerling Francis C. Oakley David H. Porter Paul Craig Roberts Thomas T. Sarkany Nancy-Beth Sheerr Daniel S. Vandivort
OFFICERS	Mitchell E. Appel President Howard A. Brecher Vice President and Secretary Michael J. Wagner Chief Compliance Officer Emily D. Washington Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00071694

Value Line Asset Allocation Fund, Inc.

To Our Value Line Asset

To Our Shareholders (unaudited):

Enclosed is your annual report for the 12 months ended March 31, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Asset Allocation Fund, Inc. (the “Fund”) staged a strong rebound in the fiscal year, earning a total return of 31.40%. That compared to a total return of 49.77% for the Standard & Poor’s 500 Index(1) in the same period, and a total return of 7.51% for the Barclays Capital U.S. Government/Credit Bond Index(2).

Your Fund benefited from the substantial comeback by the stock market, and to a lesser extent from an advance in the corporate bond market. The Fund began the fiscal year with nearly 80% of assets invested in stocks. As the stock market rose sharply, we gradually reduced that allocation to about 60% of assets by September 30, 2009, and it has since remained in the 55%-65% range. Meanwhile, the allocation to bonds was increased from less than 15% to about 25% by September 30, 2009. As of March 31, 2010, the Fund’s allocation was about 63% in stocks, 26% in bonds, and 11% in cash equivalents. Asset allocation for the Fund is primarily determined by Value Line’s proprietary stock market and bond market models, which monitor a variety of economic and financial variables.

Since the Fund’s inception nearly 17 years ago, it has achieved an average annual total return of 9.26%. It’s noteworthy that this has been accomplished even while holding a significant portion of assets in bonds and cash, thus limiting the risk exposure of our shareholders. Stephen Grant has been lead manager of the Fund since inception.

Key to the Fund’s long-term success is our disciplined investment strategy. We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum. This is truly a portfolio of growth stocks, representing companies that have demonstrated an ability to increase their earnings and stock price steadily over time. The resulting high quality of the portfolio’s holdings is one more way that we limit the risk exposure of our shareholders.

Yet another way we reduce risk is through wide diversification. The Fund currently holds about 130 stocks across many different industries. We typically invest less than 1/4 of 1% of assets in any new holding. A wide variety of company sizes is represented in the portfolio, too. Large-capitalization stocks make up about 40% of the stock investments; mid-cap, 50%; and small-cap, 10%. As for bondholdings, the Fund’s mandate is to invest only in higher-quality issues, and the portfolio currently holds a variety of Treasury, agency and corporate bonds, primarily of short to intermediate maturities.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President
May 10, 2010

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(2)
The Barclays Capital U.S. Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

Value Line Asset Allocation Fund, Inc.

Allocation Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the later stages of 2007 and proved long and disruptive, ended last year to all intents and purposes, although the National Bureau of Economic Research, which assigns beginning and ending dates to such downturns, has yet to rule officially on the matter. In all, the business contraction—which produced a succession of quarterly declines in the U.S. gross domestic product along with countless other upheavals—apparently concluded with the restoration of GDP growth in the final half of 2009 and the first three months of this year. The nascent up cycle in this country has been underpinned so far by a positive swing in the inventory cycle, a strengthening in business equipment spending, and increasingly better results in manufacturing and non-manufacturing activity, and in consumer spending.

Going forward, the upturn should be supported by further improvement in consumer and industrial activity, and some stabilization in the troubled housing sector. It is worth noting that the prospective rate of GDP growth in 2010 is likely to be 3.0%-3.5%, which is close to the historical norm of 3.0%-4.0%. The slight underperformance is traceable to lingering softness in such critical sectors as housing and employment. Until those areas show more sustained vigor, we likely will not see the higher levels of consumer spending needed for stronger business growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. Other contributing factors included a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in the unemployment rate, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some months yet—notably the aforementioned weakness in housing and job growth. Such prospective difficulties underscore why we expect modestly below-trend rates of GDP growth for now. Encouragingly, though, most business barometers are now either stabilizing or improving.

Meanwhile, one evolving concern, and a reason we are taking a somewhat cautious view of things at the moment, is the deterioration in the outlook across parts of Europe stemming from the proliferation of sovereign-debt worries in Greece, and to a lesser degree in Portugal, Spain, Ireland, and the rest of the United Kingdom. To be sure, the European Union recently did fashion a bailout package for Greece and other troubled nations in the euro zone. However, at this point, it is too soon to gauge whether these ambitious steps will be sufficient to stem the rising tide of concern on the Continent. It is also premature to make a determinitaion as to whether or not Europe’s woes will have an effect along our shores. Our sense, at this point, is that our own recovery will not be seriously threatened. However, some fallout is likely, especially as the sinking euro makes our exports much more costly overseas, potentially reducing a key source of our own prosperity.

Finally, inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has now moved onto a more stable and largely benign path. Going forward, we expect pricing to chart an uneven course, with further swings in oil and commodities being the norm, as the economy’s evolving expansion most likely continues. On average, we think prices will increase less sharply over the next year or two than they did before the 2007-2009 recession. Looking further out, we see pricing pressures developing later on in the business up cycle—as is only natural—as demand for labor and materials revives. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe the Fed is unlikely to increase interest rates until late this year or early 2011. Once it does opt to tighten, we believe it will do so rather gently. That is because the risks to the sustainability of the up cycle seem too great for the central bank to consider moving to aggressively tighten anytime soon—particularly given the volatile situation in Europe.

Value Line Asset Allocation Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the Barclays Capital U.S. Government/Credit Bond Index and the S&P 500 Index (the “Indices”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Asset Allocation Fund, Inc.,
Barclays Capital U.S. Government/Credit Bond Index and the S&P 500 Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 3/31/10	31.40%	$13,140
5 years ended 3/31/10	3.06%	$11,629
10 years ended 3/31/10	1.80%	$11,955

*	The S&P 500 Index is representative of the large capitalization stocks traded in the United States.

The Barclays Capital U.S. Government/Credit Bond Index represents the U.S. Bond Market, with issues having an average maturity of 9.8 years.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 through March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/09	Ending account value 3/31/10	Expenses paid during period 10/1/09 thru 3/31/10*

Actual	$1,000.00	$1,078.33	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.38

*
Expenses are equal to the Fund’s annualized expense ratio of 1.07% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.18% gross of nonrecurring legal fee reimbursement.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at March 31, 2010 (unaudited)

Ten Largest Holdings

Issue	Shares/ Principal Amount	Value	Percentage of Net Assets
Federal Home Loan Banks, 2.00%, 7/27/12	$2,000,000	$2,008,282	3.4%
Express Scripts, Inc.	12,400	$1,261,824	2.1%
Verizon Communications, Inc., 8.75%, 11/1/18	$1,000,000	$1,254,510	2.1%
Federal National Mortgage Association, 5.00%, 11/1/34	$1,189,882	$1,232,739	2.1%
Pfizer, Inc., 5.35%, 3/15/15	$1,000,000	$1,101,855	1.9%
BellSouth Corp., 5.20%, 9/15/14	$1,000,000	$1,077,453	1.8%
Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	$1,037,834	$1,076,130	1.8%
Federal Home Loan Banks, 1.38%, 5/16/11	$1,000,000	$1,008,110	1.7%
U.S. Treasury Notes, 1.13%, 6/30/11	$1,000,000	$1,007,266	1.7%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	$1,000,000	$1,006,087	1.7%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments	March 31, 2010

Shares		Value
COMMON STOCKS (63.0%)

	CONSUMER DISCRETIONARY (8.2%)
12,750	Aeropostale, Inc. *	$367,582
2,200	AutoZone, Inc. *	380,798
3,300	Bed Bath & Beyond, Inc. *	144,408
6,500	Buckle, Inc. (The)	238,940
1,200	Deckers Outdoor Corp. *	165,600
12,800	Guess?, Inc.	601,344
6,000	Johnson Controls, Inc.	197,940
14,000	LKQ Corp. *	284,200
4,000	O’Reilly Automotive, Inc. *	166,840
9,000	Phillips-Van Heusen Corp.	516,240
1,500	Priceline.com, Inc. *	382,500
4,000	Shaw Communications, Inc. Class B	79,480
1,600	Strayer Education, Inc.	389,632
9,000	TJX Companies, Inc. (The)	382,680
3,400	Warnaco Group, Inc. (The) *	162,214
9,400	Yum! Brands, Inc.	360,302
		4,820,700

	CONSUMER STAPLES (2.7%)
2,300	British American Tobacco PLC ADR	158,470
6,400	Church & Dwight Co., Inc.	428,480
13,300	Flowers Foods, Inc.	329,042
1,500	Green Mountain Coffee Roasters, Inc. *	145,230
7,200	Hormel Foods Corp.	302,472
5,000	TreeHouse Foods, Inc. *	219,350
		1,583,044

	ENERGY (3.4%)
3,000	Concho Resources, Inc. *	151,080
2,700	FMC Technologies, Inc. *	174,501
14,500	Range Resources Corp.	679,615
17,000	Southwestern Energy Co. *	692,240
7,000	Superior Energy Services, Inc. *	147,140
5,000	World Fuel Services Corp.	133,200
		1,977,776

	FINANCIALS (6.4%)
4,000	Affiliated Managers Group, Inc. *	316,000
6,300	AFLAC, Inc.	342,027

Shares		Value
3,900	Arch Capital Group Ltd. *	$297,375
17,070	Banco Bilbao Vizcaya Argentaria, S.A. ADR	233,688
5,500	Bank of Nova Scotia	275,110
3,300	BlackRock, Inc.	718,608
9,700	Eaton Vance Corp.	325,338
2,600	Franklin Resources, Inc.	288,340
1,700	Goldman Sachs Group, Inc. (The)	290,071
4,000	MSCI, Inc. Class A *	144,400
678	Reinsurance Group of America, Inc.	35,609
2,600	Royal Bank of Canada	151,710
6,800	T. Rowe Price Group, Inc.	373,524
		3,791,800
	HEALTH CARE (12.8%)
9,000	Alexion Pharmaceuticals, Inc. *	489,330
4,800	Allergan, Inc.	313,536
3,000	Cerner Corp. *	255,180
2,700	Covidien PLC	135,756
3,000	Edwards Lifesciences Corp. *	296,640
3,000	Emergency Medical Services Corp. Class A *	169,650
12,400	Express Scripts, Inc. *	1,261,824
4,600	Fresenius Medical Care AG & Co. KGaA ADR	258,336
7,600	Gilead Sciences, Inc. *	345,648
5,700	Henry Schein, Inc. *	335,730
7,000	IDEXX Laboratories, Inc. *	402,850
2,800	Intuitive Surgical, Inc. *	974,764
4,800	MAKO Surgical Corp. *	64,704
7,600	Medco Health Solutions, Inc. *	490,656
1,000	MWI Veterinary Supply, Inc. *	40,400
6,750	Neogen Corp. *	169,425
2,000	Novo Nordisk A/S ADR	154,240
8,000	Owens & Minor, Inc.	371,120
6,000	Teva Pharmaceutical Industries Ltd. ADR	378,480
7,000	Thermo Fisher Scientific, Inc. *	360,080
7,000	Warner Chilcott PLC Class A *	178,850
2,300	West Pharmaceutical Services, Inc.	96,485
		7,543,684

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2010

Shares		Value
	INDUSTRIALS (13.2%)
6,600	Acuity Brands, Inc.	$278,586
7,500	AMETEK, Inc.	310,950
7,000	Bucyrus International, Inc.	461,930
3,000	C.H. Robinson Worldwide, Inc.	167,550
6,400	Canadian National Railway Co.	387,776
7,000	Copart, Inc. *	249,200
2,700	Danaher Corp.	215,757
3,000	Donaldson Co., Inc.	135,360
3,000	EnerSys *	73,980
5,300	Esterline Technologies Corp. *	261,979
3,500	Flowserve Corp.	385,945
5,000	ITT Corp.	268,050
11,400	Kansas City Southern *	412,338
4,400	Kirby Corp. *	167,860
3,500	L-3 Communications Holdings, Inc.	320,705
7,000	Lennox International, Inc.	310,240
4,750	Moog, Inc. Class A *	168,245
5,000	Raytheon Co.	285,600
15,000	Republic Services, Inc.	435,300
3,000	Rollins, Inc.	65,040
4,600	Roper Industries, Inc.	266,064
8,600	Stericycle, Inc. *	468,700
3,000	Toro Co. (The)	147,510
2,500	TransDigm Group, Inc.	132,600
5,000	United Technologies Corp.	368,050
3,000	URS Corp. *	148,830
3,200	W.W. Grainger, Inc.	345,984
10,500	Waste Connections, Inc. *	356,580
5,600	Woodward Governor Co.	179,088
		7,775,797

	INFORMATION TECHNOLOGY (7.1%)
3,000	Accenture PLC Class A	125,850
14,000	Amphenol Corp. Class A	590,660
15,000	ANSYS, Inc. *	647,100
9,000	Atheros Communications, Inc. *	348,390
4,000	Check Point Software Technologies Ltd. *	140,240
4,000	Cognizant Technology Solutions Corp. Class A *	203,920
8,000	Concur Technologies, Inc. *	328,080
3,200	CyberSource Corp. *	56,448

Shares		Value
2,500	Dolby Laboratories, Inc. Class A *	$146,675
2,500	Equinix, Inc. *	243,350
6,500	Informatica Corp. *	174,590
4,500	NCI, Inc. Class A *	136,035
4,500	Salesforce.com, Inc. *	335,025
2,000	Super Micro Computer, Inc. *	34,560
5,000	Sybase, Inc. *	233,100
4,300	SYNNEX Corp. *	127,108
5,000	Teradata Corp. *	144,450
3,000	VistaPrint NV *	171,750
		4,187,331
	MATERIALS (5.8%)
4,000	Air Products & Chemicals, Inc.	295,800
10,000	Airgas, Inc.	636,200
7,000	AptarGroup, Inc.	275,450
8,000	Bway Holding Co. *	160,800
7,000	Celanese Corp. Series A	222,950
6,000	Crown Holdings, Inc. *	161,760
2,100	Hawkins, Inc.	50,820
4,400	Lubrizol Corp. (The)	403,568
2,000	NewMarket Corp.	205,980
5,400	Praxair, Inc.	448,200
2,000	Schweitzer-Mauduit International, Inc.	95,120
8,400	Sigma-Aldrich Corp.	450,744
		3,407,392
	TELECOMMUNICATION SERVICES (2.5%)
12,000	American Tower Corp. Class A *	511,320
9,000	Crown Castle International Corp. *	344,070
12,000	SBA Communications Corp. Class A *	432,840
3,000	Telefonica S.A. ADR	213,300
		1,501,530

	UTILITIES (0.9%)
3,000	ITC Holdings Corp.	165,000
3,000	Questar Corp.	129,600
2,600	South Jersey Industries, Inc.	109,174
3,000	Wisconsin Energy Corp.	148,230
		552,004
	TOTAL COMMON STOCKS (1) (Cost $24,923,199) (63.0%)	37,141,058

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (16.3%)
$1,000,000	Federal Home Loan Banks, 1.38%, 5/16/11	$1,008,110
2,000,000	Federal Home Loan Banks, 2.00%, 7/27/12	2,008,282
1,000,000	Federal Home Loan Mortgage Corp., 2.25%, 7/16/12	1,004,345
1,037,834	Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	1,076,130
939,169	Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	979,192
421,411	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316, 5.00%, 9/1/21	446,816
1,000,000	Federal National Mortgage Association, 2.05%, 7/30/12	1,003,068
1,189,882	Federal National Mortgage Association, 5.00%, 11/1/34	1,232,739
806,149	Government National Mortgage Association, 5.50%, 1/15/36	856,127

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (2) (Cost $9,418,268) (16.3%)	9,614,809
CORPORATE BONDS & NOTES (7.6%)

	BASIC MATERIALS (1.7%)
1,000,000	EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,006,087
	COMMUNICATIONS (4.0%)
1,000,000	BellSouth Corp., 5.20%, 9/15/14	1,077,453
1,000,000	Verizon Communications, Inc., 8.75%, 11/1/18	1,254,510
		2,331,963
	CONSUMER, NON-CYCLICAL (1.9%)
1,000,000	Pfizer, Inc., 5.35%, 3/15/15	1,101,855
	TOTAL CORPORATE BONDS & NOTES (2) (Cost $4,017,319) (7.6%)	4,439,905

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (1.7%)

	U.S. TREASURY NOTES & BONDS (1.7%)
$1,000,000	U.S. Treasury Notes, 1.13%, 6/30/11	$1,007,266

	TOTAL U.S. TREASURY OBLIGATIONS (2) (Cost $1,001,410) (1.7%)	1,007,266
	TOTAL INVESTMENT SECURITIES (88.6%) (Cost $39,360,196)	52,203,038

SHORT-TERM INVESTMENTS (11.0%)

	REPURCHASE AGREEMENTS (11.0%)
6,500,000	With Morgan Stanley, 0.00%, dated 03/31/10, due 04/01/10, delivery value $6,500,000 (collateralized by $6,615,000 U.S. Treasury Notes 2.3750%, due 08/31/14, with a value of $6,645,806)	6,500,000
	TOTAL SHORT-TERM INVESTMENTS (2) (Cost $6,500,000) (11.0%)	6,500,000
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		250,018
NET ASSETS (100%)		$58,953,056
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($58,953,056 ÷ 3,284,849 shares outstanding)		$17.95

*	Non-income producing.

(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurement and Disclosures.

(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities at March 31, 2010

Assets:
Investment securities, at value (Cost - $39,360,196)	$52,203,038
Repurchase agreement (Cost - $6,500,000)	6,500,000
Cash	174,108
Receivable for securities sold	233,763
Interest and dividends receivable	120,173
Receivable from advisor	32,163
Prepaid expenses	13,560
Receivable for capital shares sold	3,523
Total Assets	59,280,328

Liabilities:
Payable for capital shares redeemed	242,624
Accrued expenses:
Advisory fee	33,085
Service and distribution plan fees	7,690
Other	43,873
Total Liabilities	327,272

Net Assets	$58,953,056

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 3,284,849 shares)	$3,285
Additional paid-in capital	50,637,540
Undistributed net investment income	278,187
Accumulated net realized loss on investments and foreign currency	(4,808,798)
Net unrealized appreciation of investments	12,842,842
Net Assets	$58,953,056

Net Asset Value, Offering and Redemption Price per Outstanding Share ($58,953,056 ÷ 3,284,849 shares outstanding)	$17.95

Statement of Operations for the Year Ended March 31, 2010

Investment Income:
Interest	$567,111
Dividends (net of foreign withholding tax of $10,709)	464,608
Total Income	1,031,719
Expenses:
Advisory fee	421,689
Service and distribution plan fees	162,188
Custodian fees	65,822
Printing and postage	65,139
Registration and filing fees	38,292
Transfer agent fees	33,430
Auditing and legal fees	30,613
Insurance	8,550
Directors’ fees and expenses	5,568
Other	20,558
Total Expenses Before Custody Credits and Fees Waived	851,849
Less: Legal Fee Reimbursement	(33,266)
Less: Service and Distribution Plan Fees Waived	(64,844)
Less: Custody Credits	(61)
Net Expenses	753,678
Net Investment Income	278,041

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(28,767)

Change in Net Unrealized Appreciation/(Depreciation)	17,658,751

Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation)on Investments and Foreign Exchange Transactions	17,629,984

Net Increase in Net Assets from Operations	$17,908,025

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets for the Years Ended March 31, 2010 and 2009

	Year Ended March 31, 2010	Year Ended March 31, 2009

Operations:
Net investment income	$278,041	$509,331
Net realized loss on investments and foreign currency	(28,767)	(4,788,120)
Change in net unrealized appreciation/(depreciation)	17,658,751	(32,422,421)
Net increase/(decrease) in net assets from operations	17,908,025	(36,701,210)

Distributions to Shareholders:
Net investment income	(500,935)	(323,833)
Net realized gain from investment transactions	—	(2,266,278)
Total Distributions	(500,935)	(2,590,111)

Capital Share Transactions:
Proceeds from sale of shares	2,128,177	10,553,258
Proceeds from reinvestment of dividends and distributions to shareholders	479,768	2,520,828
Cost of shares redeemed	(25,004,785)	(45,745,544)
Net decrease in net assets from capital share transactions	(22,396,840)	(32,671,458)
Total Decrease in Net Assets	(4,989,750)	(71,962,779)

Net Assets:
Beginning of year	63,942,806	135,905,585
End of year	$58,953,056	$63,942,806
Undistributed net investment income, at end of year	$278,187	$501,008

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Asset Allocation Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management, LLC (the “Adviser”), deems appropriate.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Value Line Asset Allocation Fund, Inc.

March 31, 2010

During the year ended March 31, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$37,141,058	$0	$0	$37,141,058
U.S. Government Agency Obligations	0	9,614,809	0	9,614,809
Corporate Bonds & Notes	0	4,439,905	0	4,439,905
U.S. Treasury Obligations	0	1,007,266	0	1,007,266
Short - Term Investments	0	6,500,000	0	6,500,000
Total Investments in Securities	$37,141,058	$21,561,980	$0	$58,703,038

For the year ended March 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“VLI”), Value Line Securities, Inc. currently, EULAV Securities, Inc. (“ESI” or the “Distributor”), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Board of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Asset Allocation Fund, Inc.

March 31, 2010

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter referred to above. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $33,266 in expense reimbursements from VLI.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2010	Year Ended March 31, 2009
Shares sold	131,162	542,267
Shares issued to shareholders in reinvestment of dividends and distributions	27,748	176,529
Shares redeemed	(1,517,828)	(2,765,153)
Net decrease	(1,358,918)	(2,046,357)
Dividends per share from net investment income	$0.1390	$0.0681
Dividends per share from net realized gains	$—	$0.4765

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended March 31, 2010
Purchases:
U.S. Government Agency Obligations	$8,419,397
Other Investment Securities	7,880,928
Total Purchases	$16,300,325
Sales:
U.S. Government Agency Obligations	$1,000,000
Other Investment Securities	38,532,242
Total Sales	$39,532,242

4. Income Taxes

At March 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$45,860,245
Gross tax unrealized appreciation	13,304,387
Gross tax unrealized depreciation	(461,594)
Net tax unrealized appreciation on investments	$12,842,793
Undistributed ordinary income	$278,205
Capital loss carryforward, expires March 31, 2017	$(448,020)
Capital loss carryforward, expires March 31, 2018	$(4,360,729)

During the year ended March 31, 2010, as permitted under federal income tax regulations, the Fund elected to defer $18 of post-October net currency losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $73, decreased accumulated net realized gain on investments by $138 and increased additional paid-in-capital by $65. These reclassifications were primarily due to differing treatments of foreign currency gain/losses for tax purposes. Net assets were not affected by this reclassification.

The tax composition of dividends paid during the years ended March 31, 2010 and March 31, 2009 is as follows:

	March 31, 2010	March 31, 2009
Ordinary income	$500,935	$323,809
Long-term capital gains	—	2,266,302
	$500,935	$2,590,111

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $421,689 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended March 31, 2010. The fee was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2010, fees amounting to $162,188 before fee waivers, were accrued under the Plan. Effective February 28, 2009, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2009 to July 31, 2010. Effective March 11, 2010, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2010 to July 31, 2011. For the year ended March 31, 2010, the fees waived amounted to $64,844. The Distributor has no right to recoup prior waivers.

For the year ended March 31, 2010, the Fund’s expenses were reduced by $61 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund. Value Line, and/or affiliated companies and the Value Line Profit Sharing and Savings Plan at March 31, 2010 owned 86,008 shares of the Fund’s capital stock, representing 2.62% of the outstanding shares. In addition, the officers and director of the Fund as a group owned 938 shares, which represents less than 1% of the outstanding shares.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.77	$20.31	$21.54	$22.11	$20.48

Income from investment operations:
Net investment income	0.12	0.13	0.13	0.19	0.11
Net gains or (losses) on securities (both realized and unrealized)	4.20	(6.13)	0.45	0.77	3.37
Total from investment operations	4.32	(6.00)	0.58	0.96	3.48

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.17)	(0.16)	(0.09)
Distributions from net realized gains	—	(0.47)	(1.64)	(1.37)	(1.76)
Total distributions	(0.14)	(0.54)	(1.81)	(1.53)	(1.85)
Net asset value, end of year	$17.95	$13.77	$20.31	$21.54	$22.11

Total return	31.40%	(29.62)%	2.18%	4.62%	17.61%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$58,953	$63,943	$135,906	$130,214	$142,394
Ratio of expenses to average net assets(1)	1.31%	1.19%	1.10%	1.11%	1.14%
Ratio of expenses to average net assets(2)	1.16%	1.17%	1.09%	1.11%	1.14%
Ratio of net investment income to average net assets	0.43%	0.49%	0.61%	0.82%	0.52%
Portfolio turnover rate	30%	20%	25%	37%	45%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees, would have been 1.18% and 1.09% for the years ended March 31, 2009 and 2008, respectively, and would have been unchanged for the other years shown.

(2)
Ratio reflects expenses net of the custody credit arrangement, net of the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Asset Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Asset Allocation Fund, Inc. (the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 28, 2010

Value Line Asset Allocation Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended March 31, 2010, the Fund paid dividends to shareholders of $0.1390 per share from net investment income. For corporate taxpayers, 72.45% of the ordinary income distributions paid during the fiscal year ended March 31, 2010 qualify for the corporate dividends received deductions. During the fiscal year ended March 31, 2010, 100% of the ordinary income distributions are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since November 2009 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1996	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line Asset Allocation Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

* Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.
The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

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Value Line Asset Allocation Fund, Inc.

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Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2010 - $15,818

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2010 -$12,296

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2006 were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2010 -$2,050

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 4, 2010